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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              --------------------



Date of report (date of earliest event reported): April 4, 2002 (April 2, 2002)
                                ----------------


                        Cogent Communications Group, Inc.
                        ---------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)

                                     1-31227
                                     -------
                              (Commission File No.)

                                   52-2337274
                                   ----------
                                  (IRS Employer
                               Identification No.)

                                    Delaware
                                    --------
                          (State or Other Jurisdiction
                                of Incorporation)


                              1015 31st Street N.W.
                              Washington, DC 20007
                              (Address of Principal
                               Executive Offices)


                                 (202) 295-4200
                                 --------------
                             (Registrant's telephone
                          number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) In a press release dated April 2, 2002, Cogent Communications
Corporation, Inc. ("Cogent") announced that it has completed the acquisition of the majority of the U.S. operations of PSINet, Inc. ("PSINet"), including customer base, backbone network and associated equipment, and rights to intellectual property. Consideration for the purchase of these assets was approximately $7 million in cash. In addition, Cogent paid PSINet $3 million for the rights to conduct the due dilligence that Cogent conducted prior to entering into the asset purchase agreement. All funds used in connection with the acquisition came from general corporate funds. The purchase was made from the PSINet bankruptcy estate and was approved by the U.S. Bankruptcy
Court for the Southern District of New York. The press release is attached hereto as Exhibit 99.1.

(b) The acquired assets are used by PSINet in the provision of high-speed telecommunications services and will be integrated into the Cogent network.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired. Pursuant to Item 7(a)(4) of Form 8-K, the financial statements required by Item 7(a) will be filed on or prior to June 17, 2002.

(b) Pro Forma Financial Information. Pursuant to Items 7(a)(4) and 7(b)(2) of Form 8-K, the financial statements required by Item 7(b) will be filed on or prior to June 17, 2002.

(c)      Exhibits:

         Exhibit
         Number       Description
           2.1        Asset Purchase Agreement, dated February 26, 2002, by and
                      among Cogent Communications, PSINet et al. (previously
                      filed as Exhibit 2.1 to our Form 8-K, dated February 26,
                      2002, and incorporated herein by reference).

          99.1 Press Release, dated April 2, 2002, announcing the completion of the acquisition of PSINet's U.S. operations by Cogent (attached hereto).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      COGENT COMMUNICATIONS GROUP, INC.


 Date: April 4, 2002                  By:   /s/Thaddeus Weed
                                            --------------------------
                                            Thaddeus Weed
                                            Vice President and
                                            Controller




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                                INDEX TO EXHIBITS

          Exhibit
          Number           Description
           2.1        Asset Purchase Agreement, dated February 26, 2002, by and
                      among Cogent Communications, PSINet et al. (previously
                      filed as Exhibit 2.1 to our Form 8-K, dated February 26,
                      2002, and incorporated herein by reference).


          99.1 Press Release, dated April 2, 2002, announcing the completion of the acquisition of PSINet's U.S. operations by Cogent (attached hereto).











































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